Exhibit 99.2

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Long-Duration Targeted Improvements

Financial Results Presentation

corebridge financial

May 4, 2023

Cautionary statement regarding forward-looking information, non-GAAP financial measures, key operating metrics and key terms

Note: in this presentation, "we," "us" and "our" refer to Corebridge and its consolidated subsidiaries, unless the context refers solely to Corebridge as a corporate entity.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This presentation contains forward-looking statements. Words such as "expects," "believes," "anticipates," "intends," "seeks," "aims," "plans," "assumes," "estimates," "projects," "should," "would," "could," "may," "will," "shall" or variations of such words are generally part of forward-looking statements. Also, forward-looking statements include, without limitation, all matters that are not historical facts. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon Corebridge and its consolidated subsidiaries. There can be no assurance that future developments affecting Corebridge and its consolidated subsidiaries will be those anticipated by management.

Any forward-looking statements included herein are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including those listed in the Appendix.

Forward-looking statements should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in our filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP FINANCIAL MEASURES

This presentation and certain remarks made orally contain non-GAAP financial measures. Information regarding these measures, including reconciliations to the most directly comparable GAAP financial measures, is provided in our quarterly earnings press releases and in our quarterly financial supplements, which are available in the Investors section of www.corebridgefinancial.com and in the Appendix.

KEY OPERATING METRICS AND KEY TERMS

Key operating metrics and key terms used in this presentation are defined in the Appendix.

Key highlights

Long-duration targeted improvements (LDTI) adopted in 1Q23, retroactive to January 1, 2021

LDTI reduces volatility in adjusted pre-tax operating income (APTOI)[1] by minimizing market-driven impacts and variability in mortality experience

- Constant level deferred acquisition costs (DAC) amortization, with minimal impact from equity market performance
- Annuity SOP 03-1 reserves (GMDBs) become market risk benefits (MRB); removed from APTOI
- Greater reserve offset for mortality experience for traditional products
- Non-performance adjustment related to our own credit risk moves from non-operating income to AOCI

Adjusted book value[1] increases $2.1 billion to $23.4 billion as of December 31, 2022

- Continued volatility in net income due to mark-to-market for MRBs

Annual actuarial assumption review will continue to occur in third quarter

LDTI does not impact economic returns, statutory results or insurance company cashflows

1. This presentation refers to financial measures not calculated in accordance with generally accepted accounting principles (Non-GAAP) as well as certain key operating metrics and key terms. Definitions of Non-GAAP measures and reconciliations to their closest GAAP measures, as well as more information on key operating metrics and key terms, are included in the Appendix

Summary of significant changes due to LDTI

	Products affected	Description of change
Liability for future policyholder benefits	• Traditional life • Pension risk transfer • Payout annuities	• Requires cash flow assumptions and actual experience to be updated on a cumulative catch-up basis (i.e., retrospective); going forward, recognized through earnings • Eliminates provision for adverse deviation (PADs) and loss recognition testing (including shadow loss recognition), except for universal life • Requires discount rate assumption to be updated using an upper-medium-grade fixed-income instrument yield each period; recognized through accumulated other comprehensive income (AOCI)
Deferred acquisition costs (DAC)	• Traditional life • Universal life • Annuities	• Simplifies DAC amortization (a constant basis over the life of the contract) • Eliminates impairment testing • Eliminates shadow DAC in AOCI
Market risk benefits (MRB)	• Guaranteed benefits in annuities (i.e., living benefit and death benefit guarantees)	• Creates new classification for these features • Requires features to be measured at fair value with changes recognized in income (except for own credit spread effect, which goes through AOCI)

Key metrics

Pre-LDTI	4Q22	3Q22	2Q22	1Q22	2022	2021
Operating EPS[1] ($)	0.88	0.57	0.53	0.89	2.87	4.54
Adjusted pre-tax operating income[1] ($M)	639	423	424	697	2,183	3,685
Adjusted return on average equity[1]	10.6%	6.8%	6.6%	11.6%	9.1%	12.6%
Shareholders' equity ($B)	8.2	7.5	11.9	19.5	8.2	27.1
Adjusted book value[1] ($B)	21.4	21.9	21.0	20.3	21.4	19.5
Adjusted book value per share[1] ($)	33.10	33.90	32.49	31.51	33.10	30.31
Financial leverage ratio	29.6%	29.2%	28.4%	28.6%	29.6%	29.1%

Post-LDTI	4Q22	3Q22	2Q22	1Q22	2022	2021
Operating EPS[1] ($)	0.93	0.82	0.76	1.15	3.66	5.39
Adjusted pre-tax operating income[1] ($M)	704	630	611	909	2,854	4,381
Adjusted return on average equity[1]	10.4%	9.1%	8.7%	13.5%	10.4%	12.3%
Shareholders' equity ($B)	9.4	8.6	12.3	20.0	9.4	27.2
Adjusted book value[1] ($B)	23.4	23.6	22.6	22.3	23.4	21.6
Adjusted book value per share[1] ($)	36.34	36.59	35.09	34.59	36.34	33.53
Financial leverage ratio	27.8%	27.7%	26.9%	26.9%	27.8%	27.2%

Note: Rounding may apply

1. This presentation refers to financial measures not calculated in accordance with generally accepted accounting principles (Non-GAAP) as well as certain key operating metrics and key terms. Definitions of Non-GAAP measures and reconciliations to their closest GAAP measures, as well as more information on key operating metrics and key terms, are included in the Appendix

Notable items

Post-LDTI

	4Q22		3Q22		2Q22		1Q22		2022	
	APTOI[1] ($M)	Operating EPS[1]	APTOI[1] ($M)	Operating EPS[1]	APTOI[1] ($M)	Operating EPS[1]	APTOI[1] ($M)	Operating EPS[1]	APTOI[1] ($M)	Operating EPS[1]
Annual actuarial assumption review	-	-	29	0.04	-	-	-	-	29	0.04
Investments	85	0.10	(41)	(0.05)	-	-	56	0.09	99	0.12
Dispute resolution	(42)	(0.05)	-	-	-	-	-	-	(42)	(0.05)
Reserves	-	-	-	-	35	0.05	-	-	35	0.04
Taxes	n/a	0.10	n/a	0.06	-	-	-	-	n/a	0.15
Notable items	43	0.15	(12)	0.04	35	0.05	56	0.09	121	0.30
Alternative investments returns versus return long-term expectations	(98)	(0.12)	(129)	(0.16)	(7)	(0.01)	159	0.19	(75)	(0.09)
COVID mortality	(7)	(0.01)	(15)	(0.02)	(17)	(0.03)	(46)	(0.06)	(85)	(0.10)

Note: Rounding may apply

1. This presentation refers to financial measures not calculated in accordance with generally accepted accounting principles (Non-GAAP) as well as certain key operating metrics and key terms. Definitions of Non-GAAP measures and reconciliations to their closest GAAP measures, as well as more information on key operating metrics and key terms, are included in the Appendix

Individual Retirement

Post-LDTI

Key changes arising from implementation of LDTI

- Annuity SOP 03-1 reserves included in MRB; removed from APTOI
- Fee income reflects a small reduction in policy fees; included in MRB and moves to below the line
- DAC expense reflects straight-line amortization, with minimal impact from equity market performance

Sources of income[1] ($M)



850
126
308
416
1Q22
749
28
301
420
2Q22
763
300
476
(13)
3Q22
857
22
283
552
4Q22
3,934
856
1,335
1,743
2021
3,219
163
1,192
1,864
2022
Base spread income
Fee income
VII

Adjusted pre-tax operating income[1] ($M)



468
126
342
1Q22
365
28
337
2Q22
375
388
(13)
3Q22
465
22
443
4Q22
2,289
856
1,433
2021
1,673
163
1,510
2022
APTOI ex VII
VII

1. This presentation refers to financial measures not calculated in accordance with generally accepted accounting principles (Non-GAAP) as well as certain key operating metrics and key terms. Definitions of Non-GAAP measures and reconciliations to their closest GAAP measures, as well as more information on key operating metrics and key terms, are included in the Appendix.

Group Retirement

Post-LDTI

Key changes arising from implementation of LDTI

- Annuity SOP 03-1 reserves included in MRB; removed from APTOI
- Fee income reflects a small reduction in policy fees; included in MRB and moves to below the line
- DAC expense reflects straight-line amortization, with minimal impact from equity market performance

Sources of income[1] ($M)


446
77
199
170
1Q22
382
34
177
171
2Q22
380
6
175
199
3Q22
379
1
169
209
4Q22
2,086
508
817
761
2021
1,587
118
720
749
2022
Base spread income
Fee income
VII

Adjusted pre-tax operating income[1] ($M)


242
77
165
1Q22
179
34
145
2Q22
190
6
184
3Q22
172
1
171
4Q22
1,249
508
741
2021
783
118
665
2022
APTOI ex VII
VII

1. This presentation refers to financial measures not calculated in accordance with generally accepted accounting principles (Non-GAAP) as well as certain key operating metrics and key terms. Definitions of Non-GAAP measures and reconciliations to their closest GAAP measures, as well as more information on key operating metrics and key terms, are included in the Appendix

Life Insurance

Post-LDTI

Key changes arising from implementation of LDTI

- Mortality impact muted due to larger reserve offset on traditional products

Sources of income[1] ($M)


372
51
321
1Q22
389
49
340
2Q22
370
2
368
3Q22
430
5
425
4Q22
1,614
375
1,239
2021
1,561
107
1,454
2022
Underwriting margin ex. VII
VII

Adjusted pre-tax operating income[1] ($M)


84
51
33
1Q22
97
49
48
2Q22
124
2
122
3Q22
142
5
137
4Q22
459
375
84
2021
447
107
340
2022
APTOI ex VII
VII

1. This presentation refers to financial measures not calculated in accordance with generally accepted accounting principles (Non-GAAP) as well as certain key operating metrics and key terms. Definitions of Non-GAAP measures and reconciliations to their closest GAAP measures, as well as more information on key operating metrics and key terms, are included in the Appendix

Institutional Markets

Post-LDTI

Key changes arising from implementation of LDTI

- Mortality impact muted due to larger reserve offset

Sources of income[1] ($M)



138
44
18
15
61
1Q22
102
9
16
16
61
2Q22
101
4
18
16
63
3Q22
84
17
16
57
(6)
4Q22
650
282
59
61
248
2021
425
51
69
63
242
2022
Base spread income
Fee income
Underwriting margin ex. VII
VII[2]

Adjusted pre-tax operating income[1] ($M)



115
46
69
1Q22
76
9
67
2Q22
83
4
79
3Q22
60
65
(5)
4Q22
547
290
257
2021
334
54
280
2022
APTOI ex VII
VII

1. This presentation refers to financial measures not calculated in accordance with generally accepted accounting principles (Non-GAAP) as well as certain key operating metrics and key terms. Definitions of Non-GAAP measures and reconciliations to their closest GAAP measures, as well as more information on key operating metrics and key terms, are included in the Appendix
2. Includes amounts included in spread income and underwriting margin only

- Important factors that could cause actual results to differ, possibly materially, from expectations or estimates
- Use of non-GAAP financial measures
- Key operating metrics and key terms
- Non-GAAP reconciliations and other financial disclosures

Appendix

Important factors that could cause actual results to differ, possibly materially, from expectations or estimates

Any forward-looking statements included herein are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others, risks related to:

- market conditions, including risks related to rapidly increasing interest rates, declining or negative interest rates, deterioration of market conditions, geopolitical tensions, equity market declines or volatility and the COVID-19 pandemic;
- insurance risk and related exposures, including risks related to insurance liability claims exceeding reserves reinsurance becoming unavailable;
- our investment portfolio and concentration of investments, including risks related to realization of gross unrealized losses on fixed maturity securities and changes in investment valuations;
- liquidity, capital and credit, including risks related to our access to funds from our subsidiaries being restricted, the possible incurrence of additional debt, the ability to refinance existing debt, the illiquidity of some of our investments, a downgrade in our insurer financial strength ratings and non-performance by counterparties;
- our business and operations, including risks related to pricing for our products, guarantees within certain of our products, our use of derivatives instruments, marketing and distribution of our products through third parties, our reliance on third parties to provide business and administrative services, maintaining the availability of our critical technology systems, our risk management policies becoming ineffective, significant legal or regulatory proceedings, our business strategy becoming ineffective, intense competition, catastrophes, changes in our accounting principles and financial reporting requirements, our foreign operations, business or asset acquisitions and dispositions and our ability to protect our intellectual property;
- the intense regulation of our business;
- estimates and assumptions, including risks related to estimates or assumptions used in the preparation of our financial statements differing materially from actual experience, the effectiveness of our productivity improvement initiatives and impairments of goodwill;
- competition and employees, including risks related to our ability to attract and retain key employees and employee error and misconduct;
- our investment managers, including our reliance on agreements with Blackstone ISG-1 Advisors L.L.C. which we have a limited ability to terminate or amend and increased regulation or scrutiny of investment advisers and investment activities;
- our separation from AIG, including risks related to the replacement or replication of functions and the loss of benefits from AIG's global contracts, our inability to file a single US consolidated income federal income tax return for a five-year period, and limitations on our ability to use deferred tax assets to offset future taxable income;
- our agreements with Fortitude Reinsurance Company Ltd.; and
- other factors discussed in "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended.

Use of non-GAAP financial measures

Throughout this presentation, we present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. Some of the measurements we use are "Non-GAAP financial measures" under Securities and Exchange Commission rules and regulations. We believe presentation of these non-GAAP financial measures allows for a deeper understanding of the profitability drivers of our business, results of operations, financial condition and liquidity. These measures should be considered supplementary to our results of operations and financial condition that are presented in accordance with GAAP and should not be viewed as a substitute for GAAP measures. The non-GAAP financial measures we present may not be comparable to similarly-named measures reported by other companies.

Adjusted pre-tax operating income ("APTOI") is derived by excluding the items set forth below from income from operations before income tax. These items generally fall into one or more of the following broad categories: legacy matters having no relevance to our current businesses or operating performance; adjustments to enhance transparency to the underlying economics of transactions; and recording adjustments to APTOI that we believe to be common in our industry. We believe the adjustments to pre-tax income are useful for gaining an understanding of our overall results of operations.

APTOI excludes the impact of the following items:

FORTITUDE RELATED ADJUSTMENTS:

The modco reinsurance agreements with Fortitude Re transfer the economics of the invested assets supporting the reinsurance agreements to Fortitude Re. Accordingly, the net investment income on Fortitude Re funds withheld assets and the net realized gains (losses) on Fortitude Re funds withheld assets are excluded from APTOI. Similarly, changes in the Fortitude Re funds withheld embedded derivative are also excluded from APTOI. The ongoing results associated with the reinsurance agreement with Fortitude Re have been excluded from APTOI as these are not indicative of our ongoing business operations.

Use of non-GAAP financial measures

(continued from prior page)

INVESTMENT RELATED ADJUSTMENTS:

APTOI excludes “Net realized gains (losses),” including changes in the allowance for credit losses on available-for-sale securities and loans, as well as gains or losses from sales of securities, except for gains (losses) related to the disposition of real estate investments. Net realized gains (losses), except for gains (losses) related to the disposition of real estate investments, are excluded as the timing of sales on invested assets or changes in allowances depend largely on market credit cycles and can vary considerably across periods. In addition, changes in interest rates may create opportunistic scenarios to buy or sell invested assets. Our derivative results, including those used to economically hedge insurance liabilities, and insurance liabilities that are accounted for as embedded derivatives are also included in Net realized gains (losses) and are similarly excluded from APTOI except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedges or for asset replication. Earned income on such economic hedges is reclassified from Net realized gains and losses to specific APTOI line items based on the economic risk being hedged (e.g., Net investment income and Interest credited to policyholder account balances).

MARKET RISK BENEFIT ADJUSTMENTS:

Certain of our variable annuity, fixed annuity and fixed index annuity contracts contain guaranteed minimum withdrawal benefits ("GMWBs") and/or guaranteed minimum death benefits ("GMDBs") which are accounted for as MRBs. Changes in the fair value of these MRBs (excluding changes related to instrument-specific credit risk), including certain rider fees attributed to the MRBs, along with changes in the fair value of derivatives used to hedge MRBs are recorded through “Change in the fair value of MRBs, net” and are excluded from APTOI.

Changes in the fair value of securities used to economically hedge MRBs are excluded from APTOI.

Use of non-GAAP financial measures

(continued from prior page)

OTHER ADJUSTMENTS:

Other adjustments represent all other adjustments that are excluded from APTOI and includes the net pre-tax operating income (losses) from noncontrolling interests related to consolidated investment entities. The excluded adjustments include, as applicable:

- restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization;
- non-recurring costs associated with the implementation of non-ordinary course legal or regulatory changes or changes to accounting principles;
- separation costs;
- non-operating litigation reserves and settlements;
- loss (gain) on extinguishment of debt, if any
- losses from the impairment of goodwill, if any and
- income and loss from divested or run-off business, if any.

Adjusted after-tax operating income attributable to our common shareholders ("Adjusted After-tax Operating Income" or "AATOI") is derived by excluding the tax effected APTOI adjustments described above, as well as the following tax items from net income attributable to us:

- changes in uncertain tax positions and other tax items related to legacy matters having no relevance to our current businesses or operating performance; and
- deferred income tax valuation allowance releases and charges.

Adjusted Book Value is derived by excluding AOCI, adjusted for the cumulative unrealized gains and losses related to Fortitude Re's funds withheld assets. We believe this measure is useful to investors as it eliminates items that can fluctuate significantly from period to period, including changes in fair value of our

Use of non-GAAP financial measures

(continued from prior page)

available-for-sale securities portfolio, changes in the fair value of market risk benefits attributable to changes in the instrument-specific risk, changes in the discount rates used to measure traditional and limited payment long-duration insurance contracts and foreign currency translation adjustments. This measure also eliminates the asymmetrical impact resulting from changes in fair value of our available-for-sale securities portfolio for which there is largely no offsetting impact for certain related insurance liabilities. In addition, we adjust for the cumulative unrealized gains and losses related to Fortitude Re's funds withheld assets since these fair value movements are economically transferred to Fortitude Re.

Adjusted Book Value per Common Share is computed as adjusted book value divided by total common shares outstanding.

Adjusted Return on Average Equity ("Adjusted ROAE") is derived by dividing AATOI by average Adjusted Book Value and is used by management to evaluate our recurring profitability and evaluate trends in our business. We believe this measure is useful to investors because it eliminates items that can fluctuate significantly from period to period, including changes in fair value of our available-for-sale securities portfolio, changes in the fair value of market risk benefits attributable to changes in the instrument-specific risk, changes in the discount rates used to measure traditional and limited payment long-duration insurance contracts and foreign currency translation adjustments. This measure also eliminates the asymmetrical impact resulting from changes in fair value of our available-for-sale securities portfolio for which there is largely no offsetting impact for certain related insurance liabilities. In addition, we adjust for the cumulative unrealized gains and losses related to Fortitude Re funds withheld assets since these fair value movements are economically transferred to Fortitude Re.

Adjusted revenues exclude Net realized gains (losses) except for gains (losses) related to the disposition of real estate investments, income from non-operating litigation settlements (included in Other income for GAAP purposes) and changes in fair value of securities used to hedge guaranteed living benefits (included in Net investment income for GAAP purposes).

Operating EPS is derived by dividing AATOI by weighted average diluted shares.

Key operating metrics and key terms

Net Investment Income

- Base portfolio income includes interest, dividends and foreclosed real estate income, net of investment expenses and non-qualifying (economic) hedges.
- Variable investment income includes call and tender income, commercial mortgage loan prepayments, changes in market value of investments accounted for under the fair value option, interest received on defaulted investments (other than foreclosed real estate), income from alternative investments, affordable housing investments and other miscellaneous investment income, including income of certain partnership entities that are required to be consolidated. Alternative investments include private equity funds which are generally reported on a one-quarter lag.

Base spread income means base portfolio income less interest credited to policyholder account balances, excluding the amortization of deferred sales inducements assets.

Fee and Spread Income and Underwriting Margin

- Fee income is defined as policy fees plus advisory fees plus other fee income. For Institutional Markets segment, its Stable Value Wrap ("SVW") products utilize fee income.
- Spread income is defined as net investment income less interest credited to policyholder account balances, exclusive of amortization of deferred sales inducement assets. Spread income is comprised of both base spread income and variable investment income. For our Institutional Markets segment, its structured settlements, pension risk transfer and guaranteed investment contracts products utilize spread income, which includes premiums, net investment income, less interest credited and policyholder benefits and excludes the annual assumption update.
- Underwriting margin for our Life Insurance segment includes premiums, policy fees, other income, net investment income, less interest credited to policyholder account balances and policyholder benefits and excludes the annual assumption update. For our Institutional Markets segment, its Corporate Markets products utilize underwriting margin, which includes premiums, net investment income, policy and advisory fee income, less interest credited and policyholder benefits and excludes the annual assumption update.

Non-GAAP reconciliations and other financial disclosures

Pre-tax income to adjusted pre-tax income and after-tax income to adjusted after-tax income

Twelve Months Ended December 31,	2022				2021			
(in millions)	Pre-tax	Total Tax (Benefit) Charge	Non-controlling Interests	After Tax	Pre-tax	Total Tax (Benefit) Charge	Non-controlling Interests	After Tax
Pre-tax income/net income, including noncontrolling interest[a]	$ 10,491	$ 2,012	$ –	$ 8,479	$ 11,254	$ 2,082	$ –	$ 9,172
Noncontrolling interests	–	–	(320)	(320)	–	–	(929)	(929)
Pre-tax income/net income attributable to Corebridge[a]	10,491	2,012	(320)	8,159	11,254	2,082	(929)	8,243
Fortitude Re Related items								
Net investment income on Fortitude Re funds withheld assets	(891)	(187)	–	(704)	(1,775)	(373)	–	(1,402)
Net realized (gains) losses on Fortitude Re funds withheld assets	397	83	–	314	(924)	(194)	–	(730)
Net realized losses on Fortitude Re funds withheld embedded derivative	(6,347)	(1,370)	–	(4,977)	687	144	–	543
Net realized losses on Fortitude transactions	–	–	–	–	(26)	(5)	–	(21)
Subtotal Fortitude Re related items	(6,841)	(1,474)	0	(5,367)	(2,038)	(428)	0	(1,610)
Other reconciling Items:								
Changes in uncertain tax positions and other tax adjustments	–	95	–	(95)	–	174	–	(174)
Deferred income tax valuation allowance (releases) charges	–	(157)	–	157	–	(26)	–	26
Change in fair value of market risk benefits, net[a]	(958)	(199)	–	(759)	(447)	(95)	–	(352)
Changes in fair value of securities used to hedge guaranteed living benefits	(30)	(6)	–	(24)	(56)	(12)	–	(44)
Changes in benefit reserves related to net realized gains (losses)[a]	(15)	(3)	–	(12)	15	3	–	12
Loss on extinguishment of debt	–	–	–	–	219	46	–	173
Net realized (gains) losses[a][b]	211	44	–	167	(711)	(149)	68	(494)
Non-operating litigation reserves and settlements	(25)	(5)	–	(20)	–	–	–	–
Separation costs	180	142	–	38	–	–	–	–
Restructuring and other costs	147	31	–	116	44	9	–	35
Non-recurring costs related to regulatory or accounting changes	12	3	–	9	31	7	–	24
Net (gain) loss on divestiture	1	–	–	1	(3,081)	(710)	–	(2,371)
Pension expense - non operating	1	–	–	1	12	3	–	9
Noncontrolling interests	(320)	–	320	–	(861)	–	861	–
Subtotal: Other Non-Fortitude Re reconciling items	(796)	(55)	320	(421)	(4,835)	(750)	929	(3,156)
Total adjustments	(7,637)	(1,529)	320	(5,788)	(6,873)	(1,178)	929	(4,766)
Adjusted pre-tax operating income/Adjusted after-tax operating income attributable to Corebridge common shareholders	$ 2,854	$ 483	$ –	$ 2,371	$ 4,381	$ 904	$ –	$ 3,477

(a) Updated for accounting standard adopted for the years 2022 and 2021
(b) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication. Additionally, gains (losses) related to the disposition of real estate investments are also excluded from this adjustment

Non-GAAP reconciliations and other financial disclosures

Adjusted pre-tax operating income by segment

Twelve Months Ended December 31, 2022

(in millions)	Individual Retirement	Group Retirement	Life Insurance	Institutional Markets	Corporate and Other	Elimi-nations	Total Corebridge
Premiums	$ 235	$ 19	$ 1,864	$ 2,913	$ 82	$ —	$ 5,113
Policy fees	741	415	1,564	194	—	—	2,914
Net investment income	3,888	2,000	1,389	1,049	473	(41)	8,758
Net realized gains (losses)[a]	—	—	—	—	170	—	170
Advisory fee and other income	451	305	121	2	121	—	1,000
Total adjusted revenues	5,315	2,739	4,938	4,158	846	(41)	17,955
Policyholder benefits	285	35	3,010	3,404	—	—	6,734
Interest credited to policyholder account balances	1,916	1,147	342	320	—	—	3,725
Amortization of deferred policy acquisition costs	523	80	410	7	—	—	1,020
Non-deferrable insurance commissions	351	123	72	20	2	—	568
Advisory fee expenses	141	124	1	—	—	—	266
General operating expenses	426	447	656	73	384	(2)	1,984
Interest expense	—	—	—	—	535	(51)	484
Total benefits and expenses	3,642	1,956	4,491	3,824	921	(53)	14,781
Noncontrolling interests	—	—	—	—	(320)	—	(320)
Adjusted pre-tax operating income (loss)	$ 1,673	$ 783	$ 447	$ 334	$ (395)	$ 12	$ 2,854

Twelve Months Ended December 31, 2021

(in millions)	Individual Retirement	Group Retirement	Life Insurance	Institutional Markets	Corporate and Other	Elimi-nations	Total Corebridge
Premiums	$ 195	$ 22	$ 1,586	$ 3,774	$ 86	$ —	$ 5,663
Policy fees	797	480	1,541	187	—	—	3,005
Net investment income	4,334	2,413	1,621	1,155	443	(49)	9,917
Net realized gains (losses)[a]	—	—	—	—	701	—	701
Advisory fee and other income	592	337	110	2	134	—	1,175
Total adjusted revenues	5,918	3,252	4,858	5,118	1,364	(49)	20,461
Policyholder benefits	317	31	2,842	4,183	—	—	7,373
Interest credited to policyholder account balances	1,793	1,159	354	274	—	—	3,580
Amortization of deferred policy acquisition costs	451	78	416	6	—	—	951
Non-deferrable insurance commissions	396	122	80	22	3	—	623
Advisory fee expenses	189	133	—	—	—	—	322
General operating expenses	437	445	682	77	375	—	2,016
Interest expense	46	35	25	9	286	(47)	354
Total benefits and expenses	3,629	2,003	4,399	4,571	664	(47)	15,219
Noncontrolling interests	—	—	—	—	(861)	—	(861)
Adjusted pre-tax operating income (loss)	$ 2,289	$ 1,249	$ 459	$ 547	$ (161)	$ (2)	$ 4,381

(a) Net realized gains (losses) includes the gains (losses) related to the disposition of real estate investments

Non-GAAP reconciliations and other financial disclosures

Sources of income

(in millions)	Twelve Months Ended December 31, 2022	2021
Individual Retirement		
Spread income	$ 2,027	$ 2,599
Fee income[a]	1,192	1,335
Total Individual Retirement[a]	3,219	3,934
Group Retirement		
Spread income	867	1,269
Fee income	720	817
Total Group Retirement	1,587	2,086
Life Insurance		
Underwriting margin	1,561	1,614
Total Life Insurance	1,561	1,614
Institutional Markets[b]		
Spread income	285	487
Fee income	63	61
Underwriting margin	77	102
Total Institutional Markets	425	650
Total		
Spread income	3,179	4,355
Fee income	1,975	2,213
Underwriting margin	1,638	1,716
Total	$ 6,792	$ 8,284

(a) Excludes fee income of $54 million for the twelve months ended December 31, 2021, related to the assets of our retail mutual funds business that were sold to Touchstone on July 16, 2021, or otherwise liquidated in connection with the sale

(b) Fee income for Institutional Markets includes only SVW fee income, while underwriting margin includes fee and advisory income on products other than SVW

Non-GAAP reconciliations and other financial disclosures

Sources of income (continued)

Life Insurance

(in millions)	Twelve Months Ended December 31, 2022	2021
Premiums	$ 1,864	$ 1,586
Policy fees	1,564	1,541
Net investment income	1,389	1,621
Other income	121	110
Policyholder benefits	(3,010)	(2,842)
Interest credited to policyholder account balances	(342)	(354)
Less: Impact of annual actuarial assumption update	(25)	(48)
Underwriting margin	$ 1,561	$ 1,614

Institutional Markets

(in millions)	Twelve Months Ended December 31, 2022	2021
Premiums	$ 2,950	$ 3,810
Net investment income	901	969
Interest credited to policyholder account balances	(213)	(166)
Policyholder benefits	(3,352)	(4,126)
Less: Impact of annual actuarial assumption update	(1)	—
Spread income [(a)]	$ 285	$ 487
Policy fees	63	61
Fee income [(b)]	$ 63	$ 61
Premiums	(37)	(35)
Policy fees (excluding SVW)	131	126
Net investment income	143	175
Other income	2	1
Policyholder benefits	(52)	(57)
Interest credited to policyholder account balances	(107)	(108)
Less: Impact of annual actuarial assumption update	(3)	—
Underwriting margin [(c)]	$ 77	$ 102

(a) Represents spread income from Pension Risk Transfer, Guaranteed Investment Contracts and Structured Settlements
(b) Represents fee income from SVW
(c) Represents underwriting margin from Corporate Markets, including private placement variable universal life insurance and private placement variable annuity products

Non-GAAP reconciliations and other financial disclosures

Operating earnings per share

Note: On September 6, 2022, Corebridge Financial, Inc. effectuated a stock split and recapitalization of its 100,000 shares of common stock, of which 90,100 shares were Class A Common Stock and 9,900 shares were Class B Common Stock. Subsequent to September 6, 2022, there is a single class of Common Stock. Accordingly, the two-class method for allocating net income will no longer be applicable. Corebridge Financial, Inc. split its 100,000 shares of Class A shares and Class B shares in a 6,450 to 1 stock split for a total of 645,000,000 shares of a single class of Common Stock. The results of the stock split have been applied retroactively to the weighted average common shares outstanding for all periods prior to September 6, 2022. After closing the sale of a 9.9% equity stake in Corebridge to Blackstone on November 2, 2021, Blackstone owned 63,855,000 shares of Class B Common Stock. Prior to the sale of the Class B shares to Blackstone on November 2, 2021, Class B shares did not exist. The Class B Common Stock was pari passu to the Class A Common Stock except for distributions associated with the sale of the affordable housing portfolio. Prior to September 6, 2022, we used the two-class method for allocating net income to each class of our common stock. Prior to November 1, 2021, the EPS calculation allocated all net income ratably to Class A and Class B shares. After November 2, 2021, income was allocated ratably to the Class A and B shares, except for distributions associated with the sale of the affordable housing portfolio in 2021 in which the Class B shareholder did not participate.

	Twelve Months Ended December 31,	
(in millions except per common share data)	2022	2021
GAAP Basis		
Numerator for EPS		
Net income (loss)	$ 8,479	$ 9,172
Less: Net income (loss) attributable to noncontrolling interests	320	929
Net income (loss) attributable to Corebridge common shareholders	8,159	8,243
Net income attributable to Class A shareholders	N/A	7,658
Net income attributable to Class B shareholders	N/A	584
Denominator for EPS[a]		
Weighted average common shares outstanding - basic	646.1	N/A
Dilutive common shares [b]	1.3	N/A
Weighted average common shares outstanding - diluted	647.4	N/A
Common stock Class A - basic and diluted	N/A	581.1
Common stock Class B - basic and diluted	N/A	63.9
Income per common share attributable to Corebridge common shareholders[a]		
Basic		
Common stock	$ 12.63	N/A
Common stock Class A	N/A	$ 13.18
Common stock Class B	N/A	$ 9.14
Diluted		
Common stock	$ 12.60	N/A
Common stock Class A	N/A	$ 13.18
Common stock Class B	N/A	$ 9.14
Operating Basis[a]		
Adjusted after-tax operating income attributable to Corebridge shareholders	2,371	3,477
Weighted average common shares outstanding - diluted	647.4	645.0
Operating earnings per common share	$ 3.66	$ 5.39

(a) The results of the September 6, 2022 stock split have been applied retroactively for all periods prior to September 6, 2022. Operating earnings per share is the same for Common stock Class A and B

(b) Potential dilutive common shares include our share-based employee compensation plans

Non-GAAP reconciliations and other financial disclosures

Adjusted book value per share

(in millions except per common share data)	December 31, 2022	December 31, 2021
Total Corebridge shareholders' equity (a)	9,380	27,230
Less: Accumulated other comprehensive income (AOCI)	(16,863)	8,233
Add: Cumulative unrealized gains and losses related to Fortitude Re funds withheld assets	(2,806)	2,629
Total adjusted book value (b)	23,437	21,626
Total common shares outstanding (c)	645.0	645.0
Book value per common share (a/c)	$ 14.54	$ 42.22
Adjusted book value per common share (b/c)	$ 36.34	$ 33.53

Adjusted return on average equity

(in millions, unless otherwise noted)	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Actual or annualized net income (loss) attributable to Corebridge shareholders (a)	8,159	8,243
Actual or annualized adjusted after-tax operating income attributable to Corebridge shareholders (b)	2,371	3,477
Average Corebridge shareholders' equity (c)	15,497	34,441
Less: Average AOCI	(8,143)	9,105
Add: Average cumulative unrealized gains and losses related to Fortitude Re funds withheld assets	(919)	2,994
Average adjusted book value (d)	22,721	28,330
Return on Average Equity (a/c)	52.6 %	23.9 %
Adjusted ROAE (b/d)	10.4 %	12.3 %

Note: For the purposes of adjusted ROAE, the twelve months ended December 31, 2021, utilize January 1, 2021 equity to calculate average Corebridge shareholders' equity